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Exhibit 4.1

                              CERTIFICATE OF TRUST
                      Office of the Secretary of the State
     30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/Rev. 10/1/97

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                                                      Space for Office Use Only


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1.       NAME OF STATUTORY TRUST:
STERLING BANCSHARES STATUTORY TRUST ONE

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2.       ADDRESS OF THE STATUTORY TRUST'S PRINCIPAL OFFICE:
c/o State Street Bank and Trust Company of Connecticut, National Association 225 Asylum Street, Goodwin Square
Hartford, Connecticut 06103
Attn:  Corporate Trust Department
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3.       APPOINTMENT OF STATUTORY AGENT

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                     Name of Agent                                                       Business Address

                    Sheree Mailhot                                           State Street Bank and Trust Company of
             ---------------------------                                       Connecticut, National Association
                                                                               225 Asylum Street, Goodwin Square
                                                                                  Hartford, Connecticut 06103

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                                                                                       Residence Address

                                                                                       30 Carleton Place
                                                                                   Bristol, Connecticut 06010

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                                                      Acceptance of appointment


                                                      /s/ Sheree Mailhot
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                                                 Signature of Agent, Sheree Mailhot
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                                                    4. EXECUTION BY ALL TRUSTEES

                                                Dated this 28/th/ day of August, 2002

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             Type or print names of signing trustees                                            Signatures
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               State Street Bank and Trust Company
              of Connecticut, National Association,                      By: /s/ Sheree Mailhot
                                                                            ---------------------------------------
                             Trustee                                     Name: Sheree Mailhot
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                                                                         Title: Vice President
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                      J. Downey Bridgwater                               By: /s/ J. Downey Bridgwater
                     Administrative Trustee                                 ---------------------------------------
                                                                            Title: Administrative Trustee
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                      Eugene S. Putnam, Jr.                              By: /s/ Eugene S. Putnam, Jr.
                     Administrative Trustee                                 ---------------------------------------
                                                                            Title:  Administrative Trustee

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